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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Peregrine Systems, Inc. of our reports dated April 2, 1996 and April 27, 1998 relating to the consolidated financial statements of Innovative Tech Systems, Inc. which appear in Exhibit 99.2 of the Current Report on Form 8-K of Peregrine Systems, Inc., dated July 31, 1998.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
October 5, 1998